LIQUIDITY AND CAPITAL RESOURCES	12 Months Ended
Dec. 31, 2021
LIQUIDITY AND CAPITAL RESOURCES
LIQUIDITY AND CAPITAL RESOURCES

2. LIQUIDITY AND CAPITAL RESOURCES

As of December 31, 2021, the Group’s consolidated current liabilities exceeded its consolidated current assets by RMB 154,917. With certain non-cash payment adjustments excluded from the current liabilities, the gap between the current liabilities and current assets has been significantly reduced. The Group’s consolidated net assets were amounting to RMB 146,682 as of December 31, 2021. There are no liquidity concerns noted in the next 12 months.

The Group’s principal sources of liquidity have been cash provided by operating activities. The Group had net cash used in operating activities of RMB 15,934 and RMB 10,210 for the years ended December 31, 2021 and 2019 respectively, and net cash provided by operating activities of RMB 4,812 for the year of 2020. The net cash outflow in 2021 was mainly caused by less cash inflows impacted by the regulatory changes to tutoring business. As of December 31, 2021, the Group had RMB 157,399 in unrestricted cash and cash equivalents, RMB 15,764 in short term investments, available for sale, and RMB 2,000 in short term investments, held to maturity.

The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to achieve a net income position for the foreseeable future. If management is not able to increase revenues and/or manage cost and operating expenses in line with revenue forecasts, the Group may not be able to achieve profitability.

The Group believes that available cash and cash equivalents, short term investments, available for sale and short term investments, held to maturity, cash provided by operating activities, together with cash available from the activities mentioned above, should enable the Group to meet presently anticipated cash needs for at least the next 12 months after the date that the financial statements are issued and the Group has prepared the consolidated financial statements on a going concern basis. However, the Group continues to have ongoing obligations and it expects that it will require additional capital in order to execute its longer-term business plan. If the Group encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity, which could include, but not necessarily be limited to, initiating additional public offerings, obtaining credit facilities, streamlining business units, controlling rental, overhead and other operating expenses and seeking to further dispose non-cash generating units. Management cannot provide any assurance that the Group will raise additional capital if needed.

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position and results of its operations, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.